Exhibit 10.26.21

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NUMBER TWENTY TO

DELTA CONNECTION AGREEMENT

This Amendment Number Twenty (this “Amendment”), dated as of September 02, 2021, (“Amendment Number Twenty Effective Date”) to the Delta Connection Agreement dated and effective January 13, 2005 (as amended from time to time, the “Agreement”), is among Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), Republic Airways Inc. (as successor by merger to Shuttle America Corporation and f/k/a Republic Airline Inc.) (“Operator”), 8909 Purdue Road, Suite 300, Indianapolis, Indiana 46268 and Republic Airways Holdings Inc. (“Republic”), 8909 Purdue Road, Suite 300, Indianapolis, Indiana 46268.

WHEREAS, Delta, Republic and Operator are parties to the Agreement; and

WHEREAS, the parties desire to implement and define terms and conditions related to Operator utilizing an inflight mobile device onboard; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta, Republic and Operator, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.	Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.	Inflight Services Devices.

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3.	Miscellaneous.

A.

This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.

The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

Republic Airways Holdings Inc.	Delta Air Lines, Inc.

By: /s/ Paul Kinstedt	By: /s/ Jim Graham
Name: Paul Kinstedt	Name: Jim Graham
Title: SVP/COO	Title: SVP Delta Connection
Date: 9/13/21	Date: 9/14/2021

Republic Airways Inc.

By: /s/ Paul Kinstedt
Name: Paul Kinstedt
Title: SVP/COO

EXHIBIT A

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